Filed pursuant to Rule 497
Registration No. 333-278658
Rule 482ad

CION Investment Corporation

Announces Pricing of Public Offering of Unsecured Notes Due 2029

NEW YORK, NY (September 26, 2024) – CION Investment Corporation (NYSE: CION) (the “Company” or “CION”) announced today that it has priced an underwritten public offering of $150.0 million aggregate principal amount of unsecured notes due 2029 (the “Notes”), which will result in net proceeds to the Company of approximately $145.4 million after the payment of underwriting discounts and commissions and estimated offering expenses payable by the Company. The Notes will mature on December 30, 2029 and may be redeemed in whole or in part at any time or from time to time at the Company’s option on or after December 30, 2026. The Notes will be issued in denominations of $25 and integral multiples of $25 in excess thereof and will bear interest at a rate of 7.50% per year, payable quarterly, with the first interest payment occurring on December 30, 2024. In addition, the Company has granted the underwriters a 30-day option to purchase up to an additional $22.5 million aggregate principal amount of Notes to cover overallotments, if any.

The offering is expected to close on October 3, 2024, subject to customary closing conditions. The Company intends to list the Notes on the New York Stock Exchange under the symbol “CICB.”

The Company intends to use the net proceeds of the offering of the Notes to pay down borrowings under the Company’s senior secured credit facility with JPMorgan Chase Bank, National Association.

The joint book-running managers for the offering are Keefe, Bruyette & Woods, Inc., A Stifel Company, B. Riley Securities, Inc., Janney Montgomery Scott LLC and Oppenheimer & Co. Inc.

Investors are advised to carefully consider the investment objective, risks, charges and expenses of the Company before investing. The preliminary prospectus supplement dated September 26, 2024 and the accompanying base prospectus dated June 18, 2024, which have been filed with the Securities and Exchange Commission (“SEC”), contain this and other information about the Company and should be read carefully before investing. The information in the preliminary prospectus supplement, the accompanying prospectus and this press release is not complete and may be changed.

A shelf registration statement relating to these securities is on file with and has been declared effective by the SEC. The offering may be made only by means of a preliminary prospectus supplement and an accompanying prospectus, copies of which may be obtained from Keefe, Bruyette & Woods, Inc., 787 Seventh Avenue, Fourth Floor, New York, NY 10019 (telephone number 1-800-966-1559); copies may also be obtained by visiting EDGAR on the SEC’s website at http://www.sec.gov.

This press release does not constitute an offer to sell or the solicitation of an offer to buy the securities in this offering or any other securities nor will there be any sale of these securities or any other securities referred to in this press release in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of such state or jurisdiction.

About CION Investment Corporation

CION Investment Corporation is a leading publicly listed business development company that had approximately $2.0 billion in total assets as of June 30, 2024. CION seeks to generate current income and, to a lesser extent, capital appreciation for investors by focusing primarily on senior secured loans to U.S. middle-market companies. CION is advised by CION Investment Management, LLC, a registered investment adviser and an affiliate of CION.

Forward-Looking Statements

This press release may contain forward-looking statements that involve substantial risks and uncertainties. You can identify these statements by the use of forward-looking terminology such as “may,” “will,” “should,” “expect,” “anticipate,” “project,” “target,” “estimate,” “intend,” “continue,” or “believe” or the negatives thereof or other variations thereon or comparable terminology. You should read statements that contain these words carefully because they discuss CION’s plans, strategies, prospects and expectations concerning its business, operating results, financial condition and other similar matters. These statements represent CION’s belief regarding future events that, by their nature, are uncertain and outside of CION’s control. There are likely to be events in the future, however, that CION is not able to predict accurately or control. Any forward-looking statement made by CION in this press release speaks only as of the date on which it is made. Factors or events that could cause CION’s actual results to differ, possibly materially from its expectations, include, but are not limited to, the risks, uncertainties and other factors CION identifies in the sections entitled “Risk Factors” and “Forward-Looking Statements” in filings CION makes with the SEC, and it is not possible for CION to predict or identify all of them. CION undertakes no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Contacts:

Media

Susan Armstrong

sarmstrong@cioninvestments.com

Investor Relations

Charlie Arestia

carestia@cioninvestments.com

(646) 253-8259